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                                                                    Exhibit 23.4


                    CONSENT OF PATENT COUNSEL FOR THE COMPANY

         We consent to the reference in this Registration Statement on Form S-1 (File No. 333-__) to our firm under the caption "Legal Matters."


                                                     LIMBACH & LIMBACH LLP


                                                 /s/ Limbach & Limbach LLP
San Jose, CA
September, 1996